UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARES STRATEGIC INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. ASIF-R90745 WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/. Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders, which will be held on June 26, 2024. Enclosed are the proxy materials, which describe the proxy proposal in detail. Please review them carefully. R90745-LTR WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund Please respond to the proxy solicitation by authorizing your proxy in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in the ballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visit our website at https://areswmsresources.com/investment-solutions/asif/proxy/.